                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


             THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

         ----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

     (5) Total fee paid:

         ----------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------

     (3) Filing Party:

         ----------------------------------------------------------------------

     (4)      Date Filed:

         ----------------------------------------------------------------------

            THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.
             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                              December 18, 1998


To the Stockholders:

     The Annual Meeting of Stockholders of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") will be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York on the 30th floor, on Thursday, January 21, 1999, at 10:00 a.m., for the purposes of considering and voting upon:

     1. The election of directors (Proposal 1).

     2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending October 31, 1999 (Proposal 2).

     3. Any other business that may properly come before the meeting.

     The close of business on December 7, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                     By Order of the Board of Directors,



                                     Michael Gabriel
                                     Secretary

--------------------------------------------------------------------------------
 IMPORTANT: TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU
 TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY
 IN THE ENVELOPE PROVIDED, REGARDLESS OF HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                           REGISTRATION
                           ------------
CORPORATE ACCOUNTS                               VALID SIGNATURE
------------------                               ---------------
(1) ABC Corp. .............................   ABC Corp.
(2) ABC Corp. .............................   John Doe, Treasurer
(3) ABC Corp. .............................   John Doe
    c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan .........   John Doe, Trustee

TRUST ACCOUNTS
----------------------------
(1) ABC Trust .............................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee ..................   Jane B. Doe
    u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust. ..................   John B. Smith
    f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith .........................   John B. Smith, Jr.,
                                               Executor

             THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.
              1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019

                                ----------------

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with a solicitation by the Board of Directors of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York on the 30th floor, on Thursday, January 21, 1999 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about December 18, 1998. ADDITIONAL COPIES OF THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998 MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE FUND'S TRANSFER AGENT, BOSTON EQUISERVE, P.O. BOX 8200, BOSTON, MASSACHUSETTS 02266-8209, TOLL FREE TELEPHONE NUMBER 800 426-5523. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on December 7, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 2,807,169 shares of Common Stock outstanding.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of at least a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

     Abstentions and Broker Non-Votes, as defined below, do not count as votes cast with respect to any Proposal. With respect to a Proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of capital stock, the effect of abstentions and Broker Non-Votes is the same as a vote against such Proposal. Otherwise, abstentions and Broker Non-Votes have no effect on the outcome of a Proposal. "Broker Non-Votes" refers to proxies received by the Fund which are returned on behalf of shares held in the name of a broker or nominee, but which are not voted with respect to a Proposal because the broker or nominee has not received voting instructions from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     Foreign & Colonial Emerging Markets Limited ("FCEM"), whose principal business address is Exchange House, Primrose Street, London, England EC2A 2NY, is the Fund's investment adviser. Mitchell Hutchins Asset Management Inc., whose principal business address is 1285 Avenue of the Americas, New York, New York 10019, is the Fund's administrator.


                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

     In accordance with the Fund's charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the meeting, stockholders will be asked to elect three Class III Directors to hold office until the Annual Meeting of Stockholders held in the year 2002 or until their respective successors are elected and qualified. The terms of office of the Class II and Class I Directors expire at the Annual Meetings of Stockholders in 2001 and 2000, respectively, or in each case until their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees are currently members of the Board of Directors of the Fund. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning each nominee for election as a director:

                                                                        COMMON STOCK BENEFICIALLY OWNED,
       NOMINEES AND PRINCIPAL OCCUPATIONS          DIRECTOR                 DIRECTLY OR INDIRECTLY,
           DURING THE PAST FIVE YEARS                SINCE      AGE          ON OCTOBER 31, 1998**
--------------------------------------------------------------------------------------------------------
CLASS III NOMINEES TO SERVE UNTIL THE 2002
ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------------------------------
Bassam Aburdene, Member of Audit                  1994         50                       --
 Committee; Corporate Finance Director,
 Capital Trust Ltd. (investment manager and
 consultant) (1985-present); Corporate Finance
 Director, C.T. Capital Trust N.V. (investment
 manager and consultant) (1985-present)
--------------------------------------------------------------------------------------------------------
Fred Arthur Rank Packard, Chairman of the         1994         49                    6,300
 Board, London Representative, Garantia
 Banking Ltd. (1985-1998); Chairman, Foreign
 & Colonial Emerging Markets Limited
 (1993-1996); Chairman, Antessa Investment
 Management Ltd. (1990-1992)
--------------------------------------------------------------------------------------------------------
Abdulwahab Al-Mulla, Member of the Audit          1998         49                       --
 Committee; Independent Financing and
 Project Consultant (1990-present)
--------------------------------------------------------------------------------------------------------

     The following table provides information concerning the directors of the Fund serving until the 2001 and 2000 Annual Meetings of Stockholders.

                                                                           COMMON STOCK BENEFICIALLY OWNED,
        DIRECTORS AND PRINCIPAL OCCUPATIONS           DIRECTOR                 DIRECTLY OR INDIRECTLY,
            DURING THE PAST FIVE YEARS                  SINCE      AGE          ON OCTOBER 31, 1998**
-----------------------------------------------------------------------------------------------------------
CLASS II DIRECTORS SERVING UNTIL THE 2001 ANNUAL
MEETING OF STOCKHOLDERS
-----------------------------------------------------------------------------------------------------------
Karen Clarke*, President; Chief Operating            1997         38                     --
 Officer and Director, Foreign & Colonial
 Emerging Markets Limited (1995-present);
 Assistant Director, ING Baring Securities Ltd.
 (1992-1995); Vice President, Citicorp
 Investment Bank (1986-1992).
-----------------------------------------------------------------------------------------------------------
David C. Patterson, Member of Audit                  1994         50                     --
 Committee; Managing Director, Kaplan,
 Choate & Co. (investment manager)
 (1989-present)
-----------------------------------------------------------------------------------------------------------

                                                                      COMMON STOCK BENEFICIALLY OWNED,
       DIRECTORS AND PRINCIPAL OCCUPATIONS         DIRECTOR               DIRECTLY OR INDIRECTLY,
           DURING THE PAST FIVE YEARS                SINCE     AGE         ON OCTOBER 31, 1998**
------------------------------------------------------------------------------------------------------
CLASS I DIRECTORS SERVING UNTIL THE 2000
ANNUAL MEETING OF STOCKHOLDERS
------------------------------------------------------------------------------------------------------
Albert Francke, Chairman of Audit Committee;      1994        64                    --
 Of Counsel, Curtis Mallet-Prevost, Colt &
 Mosle (law firm), since January 1, 1997, prior
 to which he was a partner of the firm;
 Director, Fidelity European Values plc;
 Director, The New South Africa Fund, Inc.
------------------------------------------------------------------------------------------------------
Walter M. Noel, Jr., Member of Audit              1994        68                    --
 Committee; Principal, Walter Noel Associates
 (1983-present) (investment management
 consultant); Principal, Fairfield Greenwich
 Group (1987-present) (investment fund
 manager); General Partner (1993-1996),
 Limited Partner (1996-1997), Fred Kolber &
 Company (broker/dealer)
------------------------------------------------------------------------------------------------------

----------
* Interested person as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because of her affiliation with FCEM, the Fund's investment adviser.

** The holdings of no director or nominee represented more than 1% of the outstanding shares of the Fund. Mr. Packard has sole voting and investment power with respect to the listed shares.

     At October 31, 1998, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.

     The following table sets forth the beneficial ownership of shares of the Fund, at October 31, 1998 by each person known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund.

                                                              NUMBER OF SHARES
                 NAME OF BENEFICIAL OWNER                    BENEFICIALLY OWNED     PERCENT OWNERSHIP
                 ------------------------                    ------------------     -----------------
International Finance Corporation (1)
 1818 H Street, N.W.
 Washington, D.C. 20433                                           500,000           17.8%

Lazard Freres & Co. LLC (2)
 30 Rockefeller Plaza
 New York, New York 10020                                         572,200          20.38%

City of London Investment Management Company Limited (3)
 10 Eastcheap
 London EC3M IAJ
 England                                                          446,646          15.91%

City of London Investment Group plc (3)
 10 Eastcheap
 London EC3M IAJ
 England                                                          419,697          14.95%

The State Teachers Retirement System of Ohio (4)
 275 East Broad Street
 Columbus, Ohio 43215                                             449,227             16%

----------
(1) Based solely upon information presented in Schedule 13D, providing information as of November 4, 1994, filed by International Finance Corporation, which has sole voting and dispositive power as to all such shares.

(2) Based solely upon information presented in Form 13F, providing information as of September 30, 1998, filed by Lazard Freres & Co. LLC ("Lazard"). Lazard is the beneficial owner of such shares as a result of acting as an investment adviser. Lazard has sole voting power as to 563,300 of such shares and sole dispositive power as to 572,200 of such shares.

(3) Based solely upon information presented in Form 13F, providing information as of September 30, 1998, filed by City of London Investment Management Company Limited ("Limited") and Schedule 13G, providing information as of March 31, 1998, filed by City of London Investment Group plc. These are affiliated entities. The Fund's understanding is that the aggregate beneficial ownership of shares of the Fund by these affiliated entities is reflected in the Form 13F filed by Limited. Pursuant to this understanding, as of September 30, 1998, such ownership would be 446,646 shares, representing 15.91% of the outstanding shares of the Fund.

(4) Based solely upon information presented in Form 13F, providing information as of September 30, 1998, filed by The State Teachers Retirement System of Ohio, which has sole voting and dispositive power as to all such shares.


     In addition, at October 31, 1998, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 2,226,540 shares of the Fund, equal to 79.3% of the outstanding shares of the Fund.

     Until November 25, 1996, Mr. Packard, the former chairman of FCEM, had an indirect ownership interest in FCEM through his partial ownership of Garantia Banking Limited ("Garantia"), which was a 14.9% shareholder of Foreign & Colonial Emerging Markets (Holdings) Limited ("Holdings"). FCEM is a wholly-owned subsidiary of Holdings. The interest held by Garantia was purchased by Foreign & Colonial Management Limited ("FCM"). Holdings is now a wholly-owned subsidiary of FCM.

     The Fund's Audit Committee is composed of Messrs. Aburdene, Al-Mulla, Francke (Chairman), Noel and Patterson. The principal functions of the Audit Committee are to recommend to the Board of Directors the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met on January 21, 1998 and October 20, 1998. The Fund has no nominating or compensation committees.

     During the fiscal year ended October 31, 1998, the Board of Directors met six times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees on which he serves.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the annual meeting of stockholders information regarding compensation paid to directors by the Fund as well as by any other U.S. registered investment company advised by FCEM. The following table provides information concerning the compensation earned by the directors of the Fund during the fiscal year ended October 31, 1998. None of the directors serves as a director of any other U.S. registered investment company advised by FCEM. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended October 31, 1998 by the Fund to Ms. Clarke who, as an employee of FCEM, is an interested person under the 1940 Act (although Ms. Clarke is, along with the other directors of the Fund, reimbursed for travel and out-of-pocket expenses incurred in connection with her attendance at meetings of the Fund's Board of Directors).

                                      COMPENSATION
         NAME OF DIRECTOR              FROM FUND
         ----------------              ---------
Bassam Aburdene ..................       $7,900
Albert Francke ...................       $7,300
Walter M. Noel, Jr. ..............       $8,600
Fred Arthur Rank Packard .........       $8,000
David C. Patterson ...............       $8,600
Abdulwahab Al-Mulla ..............       $1,950

     The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the annual meeting of stockholders, to hold office until the meeting of the Board following the next annual meeting of stockholders and until their successors are chosen and qualified. In addition to Ms. Clarke, the present executive officers of the Fund are:

                                                                                     COMMON STOCK
                                                                                     BENEFICIALLY
                                                                                    OWNED, DIRECTLY
               NAME AND PRINCIPAL                                                  OR INDIRECTLY, ON
          OCCUPATIONS DURING THE PAST                                                 OCTOBER 31,
                   FIVE YEARS                              OFFICE            AGE         1998
----------------------------------------------------------------------------------------------------
Arnab Banerji,                                  Executive Vice President     42           --
 Chief Investment Officer and Chairman of the   (since commencement of
 Board, Foreign & Colonial Emerging Markets     investment operations)
 Limited (1993-present); Head of Emerging
 Markets, Citibank Global Asset Management
 (1991-1993)
----------------------------------------------------------------------------------------------------
Jeffrey Chowdhry, Senior Fund Manager and       Executive Vice President     38           --
 Director, Foreign & Colonial Emerging          (since September 10, 1996)
 Markets Limited (1994-present); Fund
 Manager and Director, BZW Investment
 Management (1987-1994)
----------------------------------------------------------------------------------------------------
James Graham-Maw, Investment Manager and        Vice President (since        32           --
 Assistant Director, Foreign & Colonial         October 8, 1997)
 Emerging Markets Limited (1996-present);
 Senior Manager, Dai-ichi Life International
 (1990-1996)
----------------------------------------------------------------------------------------------------
Michael Gabriel, Chief Financial Officer and    Treasurer and Secretary      54           --
 Director, Foreign & Colonial Emerging          (since commencement of
 Markets Limited (1989-Present)                 investment operations)
----------------------------------------------------------------------------------------------------

----------
Ms. Clarke, Dr. Banerji and Messrs. Chowdhry and Gabriel are also directors of FCEM.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who beneficially own more than ten percent of the Fund's Common Stock, FCEM, and affiliated persons of FCEM under the 1940 Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal period ended October 31, 1998.


REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and Broker Non-Votes will not be considered votes cast, and do not affect the plurality vote required for directors.

       PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP as independent accountants to the Fund for the fiscal year ending October 31, 1999. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at October 31, 1998 neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.


REQUIRED VOTE

     Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and Broker Non-Votes will not be considered votes cast, and do not affect the vote required for ratification.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next annual meeting of stockholders, to be held in 2000 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than August 20, 1999. Pursuant to the Fund's By-Laws any proposal to be presented at the Fund's 2000 Annual Meeting of Stockholders must be delivered in writing to the Secretary of the Fund during the period from October 22, 1999 to November 22, 1999.


                        EXPENSES OF PROXY SOLICITATION

     The expenses of the Annual Meeting will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of FCEM or its respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. Shareholder Communications Corp. has been retained to assist in the solicitation of proxies at a fee to be paid by the Fund and estimated at $3,500, plus disbursements.

December 18, 1998

            THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.
                     1285 AVENUE OF THE AMERICAS, 32nd FLOOR
                               NEW YORK, NY 10019

              ANNUAL MEETING OF STOCKHOLDERS - JANUARY 21, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Fred Arthur Rank Packard, Karen J. Clarke, Michael Gabriel and Jeffrey Chowdhry, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of The Foreign & Colonial Emerging Middle East Fund, Inc. to be held at 425 Lexington Avenue, New York, New York on Thursday, January 21, 1999 at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated December 18, 1998 and upon all other matters properly coming before said meeting.

     Please Mark, Sign, Date and Return this Proxy Promptly Using the Enclosed Envelope.

     Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 (including all nominees for Director) and 2. Please refer to the Proxy Statement for a discussion of the Proposals.

                    (continued, and to be signed and dated on the reverse side)

    HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?


    -------------------------                --------------------------

    -------------------------                --------------------------

    -------------------------                --------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

             THE FOREIGN & COLONIAL EMERGING MIDDLE EAST FUND, INC.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR) AND 2.

1.   Election of Directors.

Class III to serve until the 2002 Annual Meeting:

     Bassam Aburdene
     Abdulwahab Al-Mulla
     Fred Arthur Rank Packard

     FOR all nominees  [ ]     WITHHOLD   [ ]        FOR ALL EXCEPT  [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee(s) name in the list above. Your shares will be voted for the remaining nominee(s).


2. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 1999.

     FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

3.   Any other business that may properly come before the meeting.


                                        VOTES MUST BE INDICATED (X) IN BLACK OR
                                        BLUE INK.

                                        NOTE: Please sign exactly as your name
                                        appears on this Proxy. If joint owners,
                                        EITHER may sign this Proxy. When
                                        signing as attorney, executor,
                                        administrator, trustee, guardian or
                                        corporate officer, please give your
                                        full title.


                                                                   DETACH CARD


Mark box at right if an address change       [   ]
or comment has been noted on the reverse side of this card.


RECORD DATE SHARES:


Please be sure to sign and date this          Date
Proxy. (include any applicable title(s))


----------------------------           ----------------------------------
Stockholder sign here                  Co-owner sign here


DETACH CARD